SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

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FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES AND EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) January 8, 2007

Petroleum Development Corporation

(Exact Name of Registrant as Specified in Charter)

              Nevada                                           0-7246                                        95-2636730

(State or Other Jurisdiction                       (Commission                                (IRS Employer

          of Incorporation)                                    File Number)                                Identification No.)

120 Genesis Boulevard, Bridgeport, WV  26330

(Address of Principal Executive Offices)

Registrant's telephone number, including area code: 304-842-3597

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

no change

(Former Name or Former Address, if Changed Since Last Report)

Item 8.01.      Other Events

Petroleum Development Corporation announced today that it has completed its previously announced purchase of EXCO Resources Inc.'s producing properties and remaining undeveloped drilling locations in the Wattenberg Field area of the DJ Basin, Colorado.  The transaction included substantially all of EXCO's assets in the area.  The adjusted purchase price paid at closing was $132 million. The Press Release is attached by reference as Exhibit 9.01

EXHIBIT INDEX

Item 9.01.  Financial Statements and Exhibits.

(c)  Exhibits.

The Exhibit is filed herewith as Exhibit 99.1 and incorporated herein by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PETROLEUM DEVELOPMENT CORPORATION

Date:       January 8, 2007

By:          /s/ Richard McCullough

                Richard McCullough

                Chief Financial Officer